AETNA SERIES FUND, INC.
                               Classes A, C and I

                         Supplement dated July 15, 1998

The information in this Supplement updates and amends the information contained in the Class I Prospectus dated February 2, 1998 and the Class A and Class C Prospectus dated June 30, 1998. This Supplement should be read with the appropriate Prospectus and all supplements previously issued.

The following change applies to each Prospectus:

Peter Canoni, the portfolio manager of Aetna Value Opportunity Fund ("Value Opportunity") since its inception, has decided to resign from Aeltus Investment Management, Inc., Value Opportunity's investment adviser, effective August 3, 1998, to become a principal member of Bradley, Foster & Sargent ("Bradley"). Value Opportunity will seek shareholder approval to appoint Bradley as its subadviser at a shareholder meeting scheduled for September 4, 1998. If a "majority of the outstanding voting securities," as that phrase is defined in the Investment Company Act of 1940, of Value Opportunity approves the subadvisory agreement with Bradley, Bradley will be appointed the subadviser of Value Opportunity, effective on or about October 1, 1998. Mr. Canoni will then resume responsibility for the daily management of Value Opportunity.

Following Mr. Canoni's resignation from Aeltus, Carl Eck, Vice President, Aeltus, will serve as manager for Value Opportunity. Mr. Eck currently manages several large capitalization value equity portfolios for Aeltus' institutional clients. He is also responsible for equity research in finance, raw materials, and electric utilities. He has held several research and portfolio manager positions since he joined Aetna in 1971.


The How To Purchase Shares-Purchase by Wire provision described on page 26 of the Class I Prospectus and on page 29 of the Class A and C Prospectus shall be replaced in its entirety by the following:

Purchase by Wire Once you are a shareholder of a Series, you may purchase additional shares through a wire transfer. Federal funds wire purchase orders will be accepted only when the Transfer Agent and custodian bank are open for business. Please instruct your bank to use the following instructions when wiring funds:

         Wire to:             Boston Safe Deposit & Trust Company
                              ABA # 011001234

         Credit to:           Boston Safe Deposit & Trust Company
                              Account # 176656

         Further Credit to:   Name of Series
                              Shareholder Account Number
                              Shareholder Registration

Please call 1-800-367-7732 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Neither the Fund nor the Transfer Agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete instructions.

4.18.16                                                                July 1998